[LOGO] Santaner BanCorp

207 Ponce de Leon Avenue
San Juan, Puerto Rico 00918

March 26, 2002

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2002 Annual Meeting of Stockholders of Santander BanCorp. The meeting will be held on April 30, 2002 at 10:00 a.m. at Room D of The Bankers Club of Puerto Rico, Penthouse, 209 Munoz Rivera Avenue, San Juan, Puerto Rico. The formal notice and proxy statement for this meeting are attached to this letter.

It is important that you sign, date and return your proxy as soon as possible, even if you currently plan to attend the Annual Meeting. You may still attend the Annual Meeting and vote in person, if you desire, but returning your proxy card will assure that your vote is counted if you are unable to attend. Your vote, regardless of the number of shares you own, is important.

I thank you for your cooperation.

Sincerely,


/s/ Juan Arenado

Juan Arenado
President & Chief Executive Officer

                                SANTANDER BANCORP
                            207 Ponce de Leon Avenue
                           San Juan, Puerto Rico 00918

                          ----------------------------

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held on Tuesday, April 30, 2002

                          ----------------------------

To the Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Santander BanCorp (the "Meeting") for the year 2002 will be held at 10:00 a.m. on Tuesday, April 30, 2002, at Room D of The Bankers Club of Puerto Rico, Penthouse, 209 Munoz Rivera Avenue, San Juan, Puerto Rico, to consider and act upon the following matters:

            (1)   To elect four (4) directors for a three-year term;

            (2) To ratify the appointment of Arthur Andersen LLP as the Corporation's independent accountants for year 2002;

            (3) To transact any and all other business as may be properly brought before the Meeting or any adjournments thereof. Management at present knows of no other business to be brought before the Meeting.

      Stockholders of record at the close of business on March 19, 2002 are entitled to notice of and vote at the Meeting.

                                        By Order of the Board of Directors,


                                        /s/ Enrique R. Ubarri Baragano

                                        Enrique R. Ubarri Baragano, Esq.
                                                 Secretary
San Juan, Puerto Rico
March 26, 2002

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                                SANTANDER BANCORP
                            207 Ponce de Leon Avenue
                           San Juan, Puerto Rico 00918

                                -----------------

                                 PROXY STATEMENT

                     For the Annual Meeting of Stockholders
                      To be held on Tuesday, April 30, 2002

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Santander BanCorp (the "Corporation") of Proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m. on Tuesday, April 30, 2002 at Room D of The Bankers Club of Puerto Rico, Penthouse, 209 Munoz Rivera Avenue, San Juan, Puerto Rico and any adjournment thereof. Enclosed with this Proxy Statement is the Annual Report to shareholders, including the consolidated financial statements of the Corporation for the year ended December 31, 2001, duly certified by Arthur Andersen LLP, as independent public accountants. This Proxy Statement, the enclosed Annual Report, the Notice of Annual Meeting of Stockholders and the form of proxy are being sent to stockholders on or about March 29, 2002.

      All shares represented by each properly signed and returned proxy card in the accompanying form, unless revoked, will be voted at the meeting in accordance with stockholder's instructions indicated on the proxy card. If no instructions are marked on the proxy card, the shares will be voted in favor of the proposals described in this Proxy Statement. The accompanying proxy may be revoked by a stockholder at any time before it is voted; either by delivering a subsequent duly executed proxy or other written notice of revocation to the President or Secretary of the Corporation at its above address or by attending the Annual Meeting and voting in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

      Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Corporation to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, approval of the Corporation's consolidated financial statements, the election of any person as director if any nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

                             SOLICITATION OF PROXIES

      The Corporation will pay the cost of the solicitation of proxies, including preparing and mailing the Notice of Annual Meeting, this Proxy Statement and the proxy card. The Corporation has retained the services of Chase Mellon Shareholders Services, which also acts as the Corporation's Transfer Agent, to assist the Corporation in the solicitation of proxies for this Annual Meeting. The fee to be paid to such proxy solicitation firm should not exceed $4,000, plus reimbursement of all out-of-pocket expenses. Brokerage house and other nominees, fiduciaries and custodians who are holders of record of shares of the Corporation's Common Stock, $2.50 par value per share (the "Common Stock"), will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by the Corporation for their expenses in connection therewith at customary and reasonable rates. In addition to solicitation by mail, directors, officers and employees of the Corporation may solicit proxies by telephone, facsimile transmission or other personal contact, for which services such persons will receive no additional compensation.

                VOTING SECURITIES AND VOTE REQUIRED FOR APPROVAL

      The only outstanding voting securities of the Corporation are shares of its Common Stock, par value $2.50 per share. Each stockholder of record at the close of business on March 19, 2002 is entitled to notice of and vote at the Annual Meeting and any adjournment or adjournments thereof. On that date, excluding shares held as treasury stock, there were 42,484,870 shares of Common Stock outstanding, with each share entitled to one vote. The presence, in person or by proxy, of a simple majority of the shares entitled to vote will constitute quorum for the Annual Meeting. Abstention from voting, which may be specific on all matters except the election of directors, will be considered shares present and entitled to vote on all matters and, accordingly, will have the same effect as a vote against a matter. Broker non-votes are included in the determination of the number of shares present and voting: however, they are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Accordingly, broker non-votes are not counted as votes for or against a particular proposal.

                       PRINCIPAL HOLDERS OF CAPITAL STOCK

      The following tables set forth, as of March 1, 2002, certain information concerning ownership of each class of equity securities of the Corporation by:
(i) each person who is known by the Corporation to own beneficially more than 5% of the equity securities of the Corporation, (ii) each current director individually, (iii) the chief executive officer and the four most highly compensated officers other than the chief executive officer and (iv) all current directors and executive officers of the Corporation as a group. Each of the persons and groups listed below has sole voting (if applicable) and investment power with respect to the securities shown.

Principal Holders of Common Stock

                                                                            Percentage of
                                                   Amount of Beneficial  Outstanding Voting
                                                        Ownership            Securities
                                                        ---------            ----------
Banco Santander Central Hispano, S.A. ("BSCH") ..      34,174,757(1)           80.44%
Benito Cantalapiedra ............................           8,196                  *
Juan Arenado Arsuaga ............................              --                 --
Jose R. Gonzalez ................................           1,100                  *
Carmen Ana Culpeper .............................             420                  *
Victor Barallat Lopez ...........................              --                 --
Gonzalo de las Heras ............................              --                 --
Richard Reiss Huyke .............................              --                 --
Roberto H. Valentin .............................           3,116                  *
Pablo Pardo .....................................              --                 --
Maria Calero ....................................           7,175                  *
Jorge Charlan ...................................             440                  *
Sergio Moya .....................................              --                 --
Guillermo Sanz ..................................              --                 --
Luis M. Vinuela .................................              --                 --
Carlos M. Garcia ................................             825                  *

Total Shares owned by Current Directors and
    Current Executive Officers, as a group ......          21,272                  *

*     Less than 1%
(1)   Includes shares of common stock owned by its subsidiaries.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation with respect to its 2001 fiscal year, pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Corporation has no knowledge that any person subject to Section 16(a) has failed to file the required forms.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

                               BOARD OF DIRECTORS

      The Corporation's By-laws give the Board the power to set, by resolution of an absolute majority of the board of directors, the number of directors at no less than five nor more than eleven and always an odd number. The Board has fixed the number of directors at eleven. The Corporation currently has eleven directors. Article Fifth of the Corporation's Articles of Incorporation and of
Section 2 of Article II the Corporation's By-Laws establishes the structure of election of members of the Board of Directors with three classes of directors. It provides that the Board of Directors shall be divided into three classes as nearly equal in number as possible and that the members of each class shall be elected for a term of three years and until their successors are elected and qualified.

      Regular meetings of the Board of Directors are held at least quarterly. Special Board meetings are held when called by or at the request of the Chairman, the President or one third of the directors.

      The following are directors of the Corporation whose term expires at the Annual Meeting. The table below contains information regarding the nominees for election as directors.

                                                 CLASS B
Benito Cantalapiedra                Chairman of the Board,                              64                2000
Jose R. Gonzalez                    Senior Executive Vice President                     47                2000
                                    and Chief Financial Officer
Roberto H. Valentin                 Private Investor                                    61                2000
Carlos M. Garcia                    President,                                          30                2002
                                    Santander Securities Corporation

      The term of the following directors whose term does not expire at the Annual Meeting. The table below contains information of said directors.

                                                                                                        Director
                                                                                                        --------
Name                                Occupation                                         Age               Since
----                                ----------                                         ---               -----
                                                 CLASS C (Term Expires in One Year)
Juan Arenado Arsuaga                President and Chief                                 57                2000
                                    Executive Officer of the Corporation
Victor Barallat Lopez               Director of Financial Resources                     45                2000
                                    and Business Development,
                                    Latin America Division BSCH
Carmen Ana Culpeper                 Private Investor and Consultant                     56                2000
Gonzalo de las Heras                Executive Vice President,                           61                2000
                                    Banco Santander Central Hispano

                                                CLASS A (Term Expires in Two Years)

Maria Calero                        Executive Vice President -                          49                2001
                                    Operations and Corporate Comptroller
Richard Reiss Huyke                 Principal Partner                                   54                2000
                                    Richard Reiss & Associates
Pablo Pardo                         Private Investor                                    71                2002

      There are no arrangements or understandings between the Corporation and any person pursuant to which such person has been elected a director, and no director is related to any other director or executive officer of the Corporation by blood, marriage or adoption (excluding those that are more remote than first cousin).

      There are no cumulative voting rights for the election of directors. In the absence of contrary instructions, it is the intention of the persons named in the accompanying proxy card to vote for the nominees listed thereby. In the event that any nominee becomes unavailable for any reason, which the Board does not anticipate, the proxies will be voted for the election of the person, if any, who is designated by the Board to replace the nominee.

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE NOMINEES FOR DIRECTORS NAMED HEREIN. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

                                    OFFICERS

      The Corporation's executive officers are appointed by the Board of Directors and hold office at its discretion. Listed below are the Corporation's directors and executive officers, their respective positions and certain biographical information as of March 19, 2002.

                                                                                                            Director of the
Director                                                                                          Age      Corporation since:
--------                                                                                          ---      ------------------
Benito Cantalapiedra ............................      Director and Chairman                       65             2000
Juan Arenado ....................................      Director                                    58             2000
Victor Barallat Lopez ...........................      Director                                    45             2000
Carmen Ana Culpeper .............................      Director                                    56             2000
Jose R. Gonzalez ................................      Director                                    47             2000
Gonzalo de las Heras ............................      Director                                    62             2000
Richard Reiss Huyke .............................      Director                                    54             2000
Roberto H. Valentin .............................      Director                                    61             2000
Maria Calero ....................................      Director                                    49             2001
Pablo Pardo .....................................      Director                                    71             2002

                                                                                                            Officer of the
Executive Officers                                                                                Age      Corporation since:
------------------                                                                                ---      ------------------
Juan Arenado ....................................      President, Chief Executive Officer and      58             2000
                                                       Vice Chairman
Jose R. Gonzalez ................................      Senior Executive Vice President and         47             2001
                                                       Chief Financial Officer
Maria Calero ....................................      Executive Vice President-                   49             1999
                                                       Operations
Luis M. Vinuela .................................      Executive Vice President-                   44             2001
                                                       Retail Banking
Sergio Moya .....................................      Executive Vice President-                   45             2001
                                                       Treasurer
Jorge Charlan ...................................      Executive Vice President -                  39             2000
                                                       Credit
Guillermo Sanz ..................................      Executive Vice President-                   48             2000
                                                       Commercial Banking
Laura Vazquez ...................................      First Senior Vice President                 43             2001
                                                       Controller
Ramon Sanchez ...................................      First Senior Vice President -               32             2000
                                                       Internal Audit
Sergio San Pedro ................................      First Senior Vice President                 46             2001
                                                       Irregular Assets
Emilio Martino ..................................      First Senior Vice President -               51             2000
                                                       Loan Review
Nilda Picorelli Lopez ...........................      First Senior Vice President -               60             2000
                                                       Operations
Tomas Torres ....................................      First Senior Vice President -               39             2000
                                                       Credit Administration
Ivonna Pacheco ..................................      First Senior Vice President -               36             2000
                                                       Human Resources
Enrique R. Ubarri, Esq ..........................      Secretary, General Counsel                  30             2000
                                                       and Senior Vice President -
                                                .      Compliance and Legal

Directors of the Corporation

      Benito Cantalapiedra has served as Chairman of the Board of Directors of the Corporation since May 2000 and previously served as Chairman of the Board of Directors of Banco Santander Puerto Rico (the "Bank") from April 1992 to May 2000, and also served as President and CEO of the Bank from 1980 until December 31, 1999, at which date he retired, and has been a Director of the Bank since 1980. Mr. Cantalapiedra has been associated with BSCH since 1955 and has held various managerial and executive positions since 1963. He serves on the Board of Directors of the Chamber of Commerce of Puerto Rico and the Board of Trustees of the Carnegie Library in San Juan, Puerto Rico. Mr. Cantalapiedra is also a member of the Board of Trustees of the Museum of Art of Puerto Rico and is a past president of the Puerto Rico Bankers Association.

      Juan Arenado Arsuaga was named President and Chief Executive Officer of the Bank on January 1, 2000, as well as Director of the Bank. Mr. Arenado has served as President, Chief Executive Officer and Director of the Corporation since May 2000. Mr. Arenado has been associated with BSCH since 1961 in various managerial and executive positions. From 1996 to 1999, he was responsible for commercial banking and overseeing the branch network expansion project in Banco Santander Mexicano, where he was Executive Vice President and member of the Board of Directors.

      Victor Barallat Lopez has been a member of the Board of Directors of the Corporation since May 2000. He has been with BSCH since 1997 and is presently Chairman of the Board of Administracion de Bancos Latinoamericanos Santander, S.L. and Director of Financial Resources and Business Development for Latin America. Prior to 1997, he served as Vice President for Chase Manhattan Bank in New York, Madrid and London and was Director of Financial Administration for Corporacion Bancaria de Espana, S.A. Mr. Barallat holds a Master's in Business Administration ("MBA") from the Wharton School of the University of Pennsylvania and an engineering degree from the Polytechnic University of Madrid.

      Carmen Ana Culpeper has served as Director of the Corporation since May 2000 and served as Director of the Bank from March 12, 1999 to May 2000. Ms. Culpeper is an independent member of the Board of Directors of Levitt Homes Corporation and is the President of the Board of Directors Empresa Privada de San Juan, Inc.. Ms. Culpeper is also an independent Director of Centennial Communications Corp. and served from April 1997 to 1999 as President of the Puerto Rico Telephone Company. In 1996 she served as President of Finapri, Inc., an insurance premium financing company, and from 1995 to 1996 served as Senior Vice President of Clark Melvin Securities Corp. She also served form 1992 to 1995 as Senior Vice President and Manager of Donaldson, Lufkin & Jenrette in charge of the Puerto Rico operations including the Puerto Rico Public Finance Office and as President and Chief Executive Officer of the State of New York Mortgage Agency from 1988 to 1992. Ms. Culpeper also served as Puerto Rico's Secretary of the Treasury from 1981 to 1984. Ms. Culpeper holds an MBA from the Wharton School of the University of Pennsylvania and a Bachelor's in Business Administration from the University of Puerto Rico.

      Jose R. Gonzalez has served as Senior Executive Vice President and Chief Financial Officer of Santander BanCorp since July 2001 and as Director of the Corporation since 2000. Mr. Gonzalez previously served as President and Chief Executive Officer of Santander Securities Corporation, a securities broker-dealer, since August 1996. From 1995 to 1996, Mr. Gonzalez was Vice President and Chief Financial Officer of MOVA Pharmaceutical Corporation, a privately-held pharmaceutical manufacturing company based in Caguas, Puerto Rico. Prior to this, Mr. Gonzalez was at Credit Suisse First Boston, a securities broker-dealer, from 1983 to 1986 as a Vice President of Investment Banking, and from 1989 to 1995 as President of the Puerto Rico operations of the firm. From 1986 to 1989, Mr. Gonzalez was President and Chief Executive Officer of the Government Development Bank for Puerto Rico. Mr. Gonzalez is Vice Chairman of the Board of Trustees of the University of Puerto Rico. Mr. Gonzalez received a B.A. in Economics from Yale University in 1976, and MBA and Juris Doctor degrees from Harvard University in 1980.

      Gonzalo de las Heras has served as a Director of the Bank since June 1998 and Director of the Corporation since May 2000. Mr. de las Heras is Executive Vice President of BSCH, supervising its North American business. Mr. de las Heras joined BSCH in April 1990. Prior to joining BSCH, Mr. de Las Heras held various positions at J. P. Morgan, most recently as Senior Vice President and Managing Director heading its Latin American division. He served as a Director of First Fidelity Bancorporation until its merger with First Union. Mr. de las Heras has a law degree from the University of Madrid and as a Del Amo Scholar pursued postgraduate studies in Business Administration and Economics at the University of Southern California. From 1993 to 1997, Mr. de Las Heras served on the New York State Banking Board. Mr. de las Heras is Trustee of the Institute of International Bankers, a Director of The Spanish Institute, Trustee of Orpheus Chamber Orchestra of New York and Trustee of the New York Public Library.

      Richard Reiss Huyke has been a Director of the Bank since February 1979 and Director of the Corporation since May 2000. Since 1979, Mr. Reiss Huyke has been a financial and management consultant specialized in crisis intervention, financial planning, negotiations, valuations and litigation support. In September 2000, Mr. Reiss and a partner created a new company called ARC Power Systems, LLC in Florida and ARC Power Systems PR, Inc. in Puerto Rico, both companies are dedicated to the sale, service and installation of steam and hot water generating equipment. From February 1996 through December 1997, he held the titles of President and CEO of Clear Comm LP., a development-stage company in the wireless communications field. From 1982 to 1984, Mr. Reiss Huyke served as President and CEO of F. & J.M. Carrera, Inc., a liquor and grocery importer and wholesaler, food processor and exporter. Mr. Reiss Huyke was employed by Bacardi Corporation in a number of different capacities including Chief Financial Officer, Chief Operating Officer, Vice President and Director from 1973 to 1979. Mr. Reiss Huyke has served as a member of the Board of Directors and the audit committee of Pepsi Cola Puerto Rico Bottling Company from February 1996 to July 1998. Mr. Reiss currently serves as the President of the Board of Directors of the State Insurance Fund of Puerto Rico.

      Roberto H. Valentin has been a Director of the Corporation since May 2000 and Director of the Bank since April 1992. Mr. Valentin is an industrial engineer, a private investor and has served as Chairman and President of the following firms: Puerto Rico Box Corporation, Eric's Products, Inc., VIE Development Corp, Dianissa Development Corp., RHV Investment Co., Desarrolladora Roosevelt, Inc. and Costa Corcega, S. E. He has served as a member of the Board of Directors of Rio Mar Development and Country Club, Rotary International, Inc., and Rotary Foundation Inc. and as a member of the Board of Trustees of Universidad del Sagrado Corazon. Mr. Valentin currently serves as a member of the Board of Directors of the Puerto Rico Industrial Development Company.

      Maria Calero has served as Director of the Corporation since February 2001. Ms. Calero was named Executive Vice President and Corporate Controller on January 2001, also since September 2001 she supervises the Operations and Information System Divisions. Ms. Calero was appointed Director of the Board of Directors of the Bank on May 2000. From April 1996 to December 2000, Ms. Calero held the position of First Senior Vice President - Compliance and Legal Department. From April 1995 until April 1996, Ms. Calero held the title of Senior Vice President - Compliance Department and since November 1998 has been in charge of the Corporation's Investor Relations. Prior to her employment at the Bank in April 1995, she held the position of Senior Vice President, Administration/Finance at Santander National Bank from November 1992 to March 1995, having served previously as a private consultant to those institutions on accounting and regulatory matters. Ms. Calero also worked for Deloitte, Haskins & Sells, San Juan Office from August 1975 to August 1985; as Audit Manager, Savings & Loans Industry, from June 1980 to August 1985. Ms. Calero is a member of the American Institute of Certified Public Accountants, the Puerto Rico Society of Certified Public Accountants, and the Florida Institute of Certified Public Accountants.

      Pablo Pardo has served as a Director of the Bank since 1987 and as Director of the Corporation since March 2002 as a result of the vacancy left by Mr. Jose Gonzalez de Castejon. Mr. Pardo is a private investor who previously served as Secretary of the Bank's Board of Directors. He has held various positions in the Bank including holding title of Senior Vice President and Assistant to the President from January 1990 until April 1995. Prior to working at the Bank, Mr. Pardo worked for Banco Credito y Ahorro Ponceno from October 1973 until March 1978 as Vice President-Operations of Centralized Departments and Senior Vice President-Administration. He began his banking career at Citibank, where from 1950 until June 1973, held various positions.

      Carlos M. Garcia currently serves as President and Chief Executive Officer of Santander Securities Corporation and is nominated as Director of the Corporation to fill the vacancy left by Mr. Jose Juan Ruiz. Mr. Garcia joined Santander Securities in 1997 as Director of its Investment Banking Department. Prior to joining Santander Securities, Mr. Garcia was Vice President of Investment Banking at Popular Securities, Inc and from 1993 to 1995 Mr. Garcia worked for Credit Suisse First Boston Corporation. Mr. Garcia holds a dual degree in Business from the Wharton School and in Comparative Literature from the College of Arts and Sciences of the University of Pennsylvania.

Executive Officers of the Corporation (Other than Directors of the Corporation)

      The following information sets forth the names of the executive officers (the "Executive Officers") of the Corporation including their business experience during the past five (5) years and the period during which each such person has served as an Executive Officer of the Corporation or the Bank.

      Jorge Charlan has been Executive Vice President of the Bank since August 1998 and has been associated with BSCH since 1989 in various other capacities. From 1997 up to July 1998, Mr. Charlan was Vice President and Credit Officer responsible for Puerto Rico and other countries at the International Risk Administration Division at BSCH headquarters in Madrid, Spain. Mr. Charlan has a bachelor's degree in Business and Economics from Universidad Pontificia de Comillas in Madrid, an MBA from IESE in Spain and a Doctorate Degree in Statistics from Universidad Pontificia de Comillas in Madrid.

      Sergio F. Moya was named Executive Vice President and Treasurer on August 2001. Mr. Moya previously served as Manager of Treasury Sales and Distribution for Banco Rio de la Plata, Buenos Aires, Argentina. From 1996 to 1999 Mr. Moya worked at Santander-RioBank International in Montevideo, Uruguay where he served as Manager of Investments. He also served as Manager of Investments at three other institutions in Buenos Aires, Argentina:

Banco del Sud, S.A.- Banamex (1991-1995), Banco Monserrat (1988-1991) and Manufacturers Hanover Trust Co. (1981-1987). Mr. Moya commenced his banking experience in the Bonds Department of Banco Comercial del Norte in Buenos Aires. Mr. Moya holds a bachelor's degree in economics from Universidad de Argentina.

      Guillermo Sanz has been Executive Vice President - Commercial Banking of the Bank since January 2000. Prior to his employment at the Bank, Mr. Sanz served as Managing Director of Santander Global Bank in Florida from 1998 until December 1999. He also held various positions at Argentaria, Banco Exterior de Espana from 1992 to 1998, at Banco de Madrid (Banesto) from 1990 to 1992 and at Bankinter from 1980 to 1990.

      Luis M. Vinuela was named Executive Vice President for Retail Banking in May 2001. Mr. Vinuela previously served in Banco Santander Mexicano as Managing Director of Commercial Banking from 1999 to 2000 and Managing Director of Retail Banking from 1997 to 1999. Mr. Vinuela also worked in Mexico for Bancrecer Financial Group from 1993 to 1999 where he served as Adjunct Managing Director and Executive Director of Marketing. Mr. Vinuela also served as Product Manager for Bankinter from 1982 to 1988 and Director of Marketing for Natwest and Warner Home Video. Mr. Vinuela has a Bachelor's Degree in Economics and Management from C.E.U. and Universidad Autonoma de Madrid.

      Emilio Martino has served as First Senior Vice President - Loan Review since January 2002. Mr. Martino previously served in the Credit Administration Department of the Bank in charge of the Irregular Assets Unit since 1999. Mr. Martino began working at the Bank in 1991. Prior to his employment with the Bank Mr. Martino served in various positions with The Chase Manhattan Bank, N.A., including Deputy Country Credit Officer from 1986 to 1991.

      Nilda Picorelli Lopez has been First Senior Vice President - Operations Department of the Bank since 1996. From 1990 until 1996, Ms. Picorelli Lopez held the title of Senior Vice President - Operations Department. Prior to her employment at the Bank, she worked for Caguas Central Federal Savings Bank as Assistant Vice President - NOW Accounts Department and Vice President - Branch Administration and Operations from 1980 to 1990. Ms. Picorelli Lopez also worked at The Chase Manhattan Bank from 1961 to 1980 as Director of Operations and Branch Administration in Puerto Rico.

      Tomas Torres has served as First Senior Vice President - Credit Administration Department of the Bank since 1999. Mr. Torres began at the Bank in April 1995 and was a Vice President and Credit Supervisor from April 1995 to June 1997. Mr. Torres also served as Vice President and Senior Lending Officer of Santander National Bank from May 1993 to April 1995. Mr. Torres also worked for Banco de Ponce in various positions including Commercial Credit Manager and Branch Manager from 1984 to 1990.

      Ramon Sanchez has served as First Senior Vice President-Internal Audit Department of the Bank since June 2000. From 1994 until 2000, Mr. Sanchez worked for the BSCH Audit Department and held the title of Senior Auditor for the last two years. During that period he did the internal audit review of several banks of the BSCH Group in Latin America. He received a Juris Doctor in 1994 from the University of Salamanca and completed his education with practical training in Banco Santander, London, in the Accounting Department and in Banco Santander, New York in the Investment Division.

      Ivonna Pacheco has served as First Senior Vice President of the Bank in charge of the Human Resources Department since November 2001. Ms. Pacheco began at the Bank in 1990 as Manager of the Total Quality Program, becoming in 1995 Assistant Vice President of the Telephone Banking Department. Prior to her employment at the Bank, Ms. Pacheco served as Organizational Development Consultant for Banco Popular de Puerto Rico. She is a licensed psychologist with a Ph.D. in Industrial Organizational Psychology.

      Sergio San Pedro has served as First Senior Vice President in charge of the Irregular Assets Unit since June, 2001. From 1998 to May, 2001, Mr. San Pedro served in the Credit Administration Department of Banco Santander Chile. Prior to his experience with Banco Santander Chile, Mr. San Pedro had been with Banco Santander Puerto Rico in various positions in the Credit Administration Department. Mr. San Pedro holds a Bachelor's Degree in applied mathematics and an MBA with a concentration in corporate finance from the University of Notre Dame.

      Laura Vazquez has served as First Senior Vice President and Comptroller since September 2001 and prior to that as Senior Vice President and Deputy Comptroller. Ms. Vazquez has been with the Bank since 1989. From 1986 to 1989 Ms. Vazquez worked for Arthur Andersen & Co. as Senior Auditor. Ms. Vazquez holds a Bachelor's Degree in Economics from Boston University and a Master's Degree in Professional Accounting from the University of Miami. Ms. Vazquez is a member of the American Institute of Certified Public Accountants and the Puerto Rico Society of Certified Public Accountants.

      Enrique R. Ubarri, Esq. has served as Senior Vice President - Compliance and Legal since October 2000. Mr. Ubarri was formerly with the firm Fiddler Gonzalez & Rodriguez, LLP. Mr. Ubarri has a Bachelor's Degree from Boston University, a Juris Doctor degree from Interamerican University and holds two Master's degrees in law from Georgetown University Law Center and Boston University. Mr. Ubarri also holds an MBA from Boston College Wallace Carroll Graduate School of Management with a concentration in the management of financial institutions.

      BOARD OF DIRECTORS AND STANDING COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors of the Corporation and of the Bank held 8 and 16 meetings, respectively, during the year ended December 31, 2001. The Corporation and the Bank have various standing committees as described below, in addition to other management committees. Mr. Jose Juan Ruiz attended fewer than 75% of the aggregate of the meetings and Mr. Jose Gonzalez de Castejon attended fewer than 50% of the aggregate of the meetings of the Board of Directors of the Corporation held during year 2001.

      The Corporation's Board of Directors has one standing committee, the Audit Committee. The Bank's Board of Directors has two outstanding committees: (i) the Credit Committee; and (ii) the Trust Committee. There is no standing Nominating Committee. For the election of directors, the full Board of Directors in its meeting exercised its power to nominate directors. Information regarding the Audit, Credit, and Trust Committee follows:

Audit Committee

      The Audit Committee is a committee of the Corporation and serves also as the audit committee for the Bank. The functions of the Audit Committee include reviewing the accounting principles and practices employed by the Corporation and the Bank, and compliance with applicable laws and regulations. The Committee meets with the Corporation's and the Bank's independent accountants to approve the scope of the audit, review their report on the examination of the Corporation's and the Bank's financial statements and other reports, and their comments on the system of internal controls. Also, the Committee oversees the internal audit function, including approval of the internal audit plan and reports prepared by the Internal Audit Department on their examinations of the operating and business units and other special examinations.

      The members of the Audit Committee are Ms. Carmen Ana Culpeper, Mr. Richard Reiss and Mr. Roberto Valentin. Mr. Ramon Sanchez, First Senior Vice President and Internal Audit Director of the Corporation, presents audit reports to the Committee. The Audit Committee met 17 times during the year ended December 31, 2001. None of the members of the committee are officers or employees of the Corporation or the Bank.

Credit Committee

      The Board of Directors of the Bank, through the implementation of the Bank's Loan Policy, has established various management credit committees to monitor and review the bank's lending function. These committees review, evaluate, approve, or reject loan applications in accordance with the lending authority specified hereinafter: a) Small Loan Credit Committee approves loans up to $100,000; b) Regional Credit Committee approves loans up to $1,250,000; c) Credit Administration Committee approves loans up to $3,500,000; d) Management Credit Committee approves secured loans up to $15,000,000, unsecured loans up to $7,000,000 and loans secured by personal guaranty up to $5,000,000; e) Board of Directors' Credit Committee must approve secured loans in excess of $15,000,000, unsecured loans in excess of $7,000,000 and loans secured by personal guaranty in excess of $5,000,000.

      Lending authority includes any and all extensions of credit for the total outstanding debt to the Bank from the borrower, co-signers, and related interests. The credit facilities approval process excludes residential loan mortgage balances and consumer loans. Loan approval requires unanimous consent and each committee meets at least twice a week.

      All applications for loans to principal shareholders, Directors, Officers, and their related interests, must be submitted for review and approval to the Board of Directors and, if approved, must be made on the same terms and conditions as for any other Bank customer.

      The members of the Board's Credit Committee are Messrs. Richard Reiss, Pablo Pardo and Roberto Valentin. Mr. Irving Rivera is Senior Vice President, Credit Administration of the Bank and also attends meetings of the Committee. The Credit Committee met 23 times during the year ended December 31, 2001.

Trust Committee

      The Trust Committee reviews and approves the activities of the Bank's Trust Department. The Trust Committee also reviews internal controls and audit reports of trust operations. The members of the Trust Committee are Messrs. Richard Reiss, Roberto Valentin, and Pablo Pardo. Mr. Luis Carlos Fernandez Trinchet, Senior Vice President and Executive Trust Officer and Mr. Hector Jusino, Quality Control Officer of the Trust Department also attend meetings of the Trust Committee. The Trust Committee met 12 times during the year ended December 31, 2001.

                     COMPENSATION OF DIRECTORS AND OFFICERS

Compensation of Directors

      During fiscal year 2001, directors received a fee of $1,000 for each Board of Directors meeting attended, $1,000 for each Credit Committee meeting attended, and $1,000 for each Audit Committee Meeting and for each Trust Committee meeting attended and a quarterly allowance of $1,000. Only directors who are not officers of the Corporation or BSCH receive fees for attendance at Board of Directors meetings or committee meetings.

Indemnification of Directors

      At the Annual Meeting of Stockholders of the Corporation held May 1, 2000, the Board of Directors of the Corporation expressly authorized the Corporation to enter into indemnification agreements with Directors of the Corporation in order to indemnify them in their capacity as directors of the Corporation in accordance with Article 4.08 of the General Corporations Law of Puerto Rico. Under said section the Corporation is authorized to indemnify each director of the Corporation for amounts paid in expenses, judgments, fines and settlements in connection with any action arising from his position as Director of the Corporation if such Director acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful. In addition, the Corporation under Article
4.08 of the General Corporations Law of Puerto Rico may indemnify each Director of the Corporation for the expenses incurred in defending against liability arising from action taken in respect of his position if such actions were taken in good faith and in a manner reasonably believed to be in or not opposed to the Corporation's best interest and may advance to any Director the costs associated with any such action upon receipt of an undertaking by or on behalf of the Director to repay such amount if it is ultimately determined such Director is not entitled to indemnification from the Corporation.

Compensation of Executive Officers

      Pension Plan

      The Bank has a qualified defined benefit retirement plan that provides all eligible employees (including executive officers) with retirement benefits (the "Retirement Plan"). Employees of the Corporation benefit from the Retirement Plan. Corporation employees are eligible to participate in the Retirement Plan after attaining 21 years of age and completing one year of service. A participant will receive a year of credited service for each plan year in which he or she is credited with 1,000 or more hours of service. The compensation basis used for plan formula is basic monthly earnings and is subject to the limitations under U.S. Internal Revenue Code (the "Code"). The normal retirement age under the plan is 65 years of age; early retirement age is at 55 years of age and 15 years of service. At early retirement, benefits are subject to actuarial reduction. The Retirement Plan complies with the Employees Retirement Income Security Act of 1974 (ERISA) and pension costs are funded according to ERISA's minimum funding standards. Former employees of Banco Central Hispano - Puerto Rico ("BCH") who are now employed by the Bank participate in the Bank Retirement Plan effective January 1, 1997. Benefits accrued for years of service with BCH are provided through BCH Pension Plan up to November 30, 1996. In fiscal year 2000 and 2001, the total contribution to the Retirement Plan by the Bank amounted to $805,141 and $1,200,000, respectively.

      Executives of the Bank that receive compensation from BSCH do not participate in the Retirement Plan.

                               PENSION PLAN TABLE

      The following table sets forth the estimated annual benefits that would become payable under the Retirement Plan based upon certain assumptions as to annual basic salary levels and years of service. The amount payable in this table are not necessarily representative of amounts that may actually become payable under the Retirement Plan. The amounts represent the benefits upon retirement on December 31, 2001, of a participant at age 65.

Annual Basic Salary                                           Years of Service
-------------------                                           ----------------
                                 10               15                20               25                30
 $400,000                   $ 18,443.57      $ 27,665.35       $ 36,887.13       $ 46,108.91      $ 55,330.70
  300,000                     18,443.57        27,665.35         36,887.13         46,108.91        55,330.70
  200,000                     18,443.57        27,665.35         36,887.13         46,108.91        55,330.70
  100,000                     10,943.57        16,415.36         21,887.14         27,358.93        32,830.71

      No executive officer of the five highest paid key policy making Executive Officers benefit from the Retirement Plan during the year ended December 31, 2001.

      The basis for the Retirement Plan formula is annual basic salary received by the employees. Benefits are paid on the basis of a straight life annuity plus supplemental death benefits and are not reduced for social security or other payments received by participants.

      Employees Savings Plan

      The Bank has a Defined Contribution Savings Plan (the "Savings Plan") pursuant to section 1165 (e) of the Puerto Rico Internal Revenue Code (the "Puerto Rico Code"), which is similar to section 401-K of the Code. Employees of the Corporation benefit from the Savings Plan. The Plan complies with ERISA and is qualified under the Puerto Rico Code. Bank employees are eligible to participate in the Savings Plan after completing six (6) months of service and there is no minimum age requirement to participate. Participating employees may contribute from 1% to 10% of the annual compensation or $8,000, which ever is lower. Bank contributions to the Savings Plan are discretionary. The Bank contributions to the Savings Plan during fiscal year 2001 amounted to $500,000.

      Performance Bonus Plan

      At the beginning of each calendar year, the President of the Bank meets with each executive officer to discuss and determine such executive officer's goals for the upcoming fiscal year. By the year's end, the President evaluates to what extent each executive officer has achieved the previously established goals. Once this determination is made, and taking into consideration any special project assigned to the executive officer and the overall performance of the Bank, a performance bonus for the year is established and approved by the Board of Directors, either in an aggregate amount or by specific executive officer.

      Key Executive Plan

      This is a special program implemented in 1990 to secure the services of certain key officers. The design follows the established parameters of a BOLI Program or Bank Owned Life Insurance Plan, also known in the past as a "Key Man" plan. This is a non-qualified plan and it is exempt from ERISA regulations.

      The Bank has acquired life insurance policies with an accumulated cash value feature for thirteen officers (including two executive officers). The Bank is the owner and beneficiary of the policy proceeds at all times. If the employee terminates its employment with the Bank, the policy is redeemed for the accumulated cash values. In the event of death of the participant, the Bank receives full payment of insurance coverage and pays the benefit agreed to the beneficiaries. The balance will compensate the Bank for the loss of the executive and for the recuperation of premiums paid. The benefit is paid in ten years drawing one tenth from the cash value in order to maintain the life insurance policy active and to recuperate premiums paid. The accumulated cash values are reflected in the Bank's balance sheet as part of its assets. The executive officers that benefit from this Key Man Plan are Laura Vazquez and Emilio Martino.

      The total future premium payment is approximately $500,000.00 on a declining balance of annual premium payments. The annual premium for 2001 was $190,000. The prospective premium for 2002 is $70,000. The annual payments for the remaining years decline as participants fulfill the total premium costs to maintain the cash values.

      Annual Compensation

      The following table sets forth the annual compensation for the Bank's Chief Executive Officer and the Bank's seven other most highly compensated executive officers for the years ended December 31, 1999, 2000 and 2001.

                           SUMMARY COMPENSATION TABLE

                                                      Annual
                                                   Compensation                              All Other
                                    Year      Salary (1)    Bonus(2)         Other(3)       Compensation          Total
Juan Arenado .................      2001      $513,699      $500,000            --          $  210,525(4)       $1,224,224
President & CEO                     2000      $472,633      $450,000            --          $  197,794(4)       $1,120,427
                                    1999            --            --            --                  --                  --

Jose R. Gonzalez (5) .........      2001      $205,857      $250,000            --                  --          $  455,957
Senior Executive Vice               2000            --            --            --                  --                  --
President & CFO                     1999            --            --            --                  --                  --


Jose A. Camba ................      2001      $329,140      $ 66,600            --          $  153,865(6)       $  549,605
Executive Vice President            2000      $252,271      $111,102            --          $  154,943(6)       $  518,814
                                    1999      $252,148      $105,356            --          $  166,576(6)       $  529,826

Jose Gonzalez de .............      2001      $288,246      $ 64,000            --          $  187,994(8)       $  540,240
Castejon (7)                        2000      $251,286      $108,600            --          $  185,885(8)       $  545,771
Executive Vice President & CFO      1999      $231,358      $113,324            --          $  173,933(8)       $  531,939


Jorge Charlan ................      2001      $207,156      $ 70,000            --          $  179,626(9)       $  456,782
Executive Vice President            2000      $193,215      $ 92,500            --          $  147,826(9)       $  433,541
                                    1999      $163,529      $ 91,653            --          $  112,878(9)       $  368,060

Sergio Moya (10) .............      2001      $155,000      $250,000            --          $   51,627(11)      $  456,627
Executive Vice President &          2000            --            --            --                  --                  --
Treasurer                           1999            --            --            --                  --                  --

Luis M. Vinuela (12) .........      2001      $166,666      $180,000            --          $   96,603(13)      $  443,269
Executive Vice President            2000            --            --            --                  --                  --
                                    1999            --            --            --                  --                  --

Guillermo Sanz ...............      2001      $200,000      $ 80,000            --          $   79,205(14)      $  359,205
Executive Vice President            2000      $180,000      $ 95,000            --          $   71,110(14)      $  346,541
                                    1999            --            --            --                  --                  --

Long Term Compensation - NONE
All Other Compensations - NONE

(1) Historically, Banco Santander Central Hispano, S.A. has contributed approximately 25% to 30% of the salaries of the following expatriate officers, Messrs. Arenado, Gonzalez de Castejon, Charlan, and Camba. These payments from Banco Santander Central Hispano, S.A. are made in Spanish pesetas and converted to U.S. dollars.
(2) Includes performance bonus and Christmas bonus earned during the respective years.
(3) Does not include the value of perquisites and other personal benefits because the aggregate amount of such benefits does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus of any named officer.
(4) Includes $103,268 in 2001 and $99,365 in 2000 of personal income tax reimbursed, and $96,000 in 2001 and in 2000 of house rent.
(5)   Mr. Gonzalez joined the Bank as an officer on August 1, 2001.
(6)   Includes $65,554 in 2001, $76,210 in 2000 and $105,498 in 1999 of personal income tax reimbursed, and $81,000 in 2001 and $54,000 in 2000 and in 1999 of house rent.
(7) Mr. Gonzalez de Castejon completed his service as an officer of Santander BanCorp effective July 31, 2001.
(8)   Includes $106,156 in 2001, $103,953 in 2000 and $90,210 in 1999 of
      personal income tax reimbursed and $68,363 in 2001, $56,100 in 2000, $55,200 in 1999 of house rent.
(9)   Includes $61,427 in 2001, $64,435 in 2000 and $30,951 in 1999 of personal income tax reimbursed, and $68,400 in 2001, $65,200 in 2000 and $64,200 in 1999 of house rent.
(10)  Mr. Moya joined the Bank as an officer on August 1,2001.
(11) Includes $8,344 in 2001 of personal income tax reimbursed and $36,000 in 2001 of house rent.
(12)  Mr. Vinuela joined the Bank as an officer on May 1, 2001.
(13) Includes $8,344 in 2001 of personal income tax reimbursed and $51,000 in 2001 of house rent.
(14)  Includes $54,000 in 2001 and $49,500 in 2000 of house rent, and $18,579 in
      2001 and $21,610 in 2000 of personal income tax reimbursed.

             Directors and Executive Officers Incentive Compensation

      The Bank is in the process of revising its incentive compensation policy for executive officers, to include specific performance measurements which should align more closely the interests of management with those of the shareholders such as a return on equity benchmark.

        REPORT OF THE BANK'S BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Overview

      The Bank's Board of Directors evaluates the compensation policy for the Chairman of the Board, President and CEO, and Executive Officers of the Corporation and of the Bank. The Board of Directors of the Bank as a whole considers among other factors, competitive pay practices for developing a stronger relationship between executive compensation and the Bank's long-term performance. Management is kept appraised of such competitive pay practices by independent consultants who conduct periodical analysis of executive compensation of a peer group of financial institutions similar in size and scope. The group used by the Board of Directors for comparison purposes is reviewed in light of industry developments, and significant mergers/acquisitions, to ensure that it is consistent with the Bank's size and focus. The Peer Group currently consists of regional banking organizations with a retail banking emphasis.

The President & Chief Executive Officer

      On an annual basis the President submits to the Bank's Board of Directors a plan setting forth both quantitative and intangible goals applicable to each year and long-term goals. Evaluations are made against the goals set forth in the plan. During 2001, Mr. Arenado's base salary was $513,699.

      The Board of Directors evaluates the President's performance by taking into consideration the growth of the organization, implementation of a diversification strategy, achievement of financial goals, improvements to the product and service delivery system and development of human resources. The weight and significance accorded to these factors is subjective in nature and the weight assigned to each factor determining compensation adjustments cannot be quantified.

Executive Officers

      The group of Executive Officers is composed of a President and CEO, the Senior Executive Vice President and CFO, five Executive Vice Presidents, seven First Senior Vice Presidents and the General Counsel. The President and CEO recommends to the Board of Directors of the Bank, for their approval, the salary increases and the bonuses to be awarded to the Executive Officers pursuant to the incentive plans.

      The salary increase program allows discretionary salary increases based on individual performance. It provides the President and CEO the opportunity to recognize changes in individual responsibilities and performance levels.

                        TRANSACTIONS WITH RELATED PARTIES

      Various affiliates of the Corporation purchase certain technical assistance from the Bank. Fees related to such technical assistance amounted to $1.8 million and $ $4.1 million for the years ended December 31, 2000 and 2001, respectively. Furthermore, in the ordinary course of business, the Bank extends loans to officers and directors of the Corporation and their related parties that do not involve more than the normal risk of collectibility. The Bank's management believes that each of these transactions, as well as the transactions described below, is consummated on normal business terms (including interest rates and collateral, with respect to loans) not less beneficial to the Bank than terms that would have been offered to or by unaffiliated third parties in similar circumstances.

      From time to time, in the normal course of business, the Bank enters into certain transactions with affiliates for the leasing of real estate. For such rents, the Bank pays and/or receives fees similar to those prevailing in the market. Currently, the Bank leases five floors of the Torre Santander building to Santander Securities Corporation. The total rent paid during 2001 by Santander Securities to the Bank in connection with this lease was $752,659.13. Santander Securities is a wholly-owned subsidiary of BSCH and an affiliate of the Bank.

      From time to time, the Bank sells certain non-performing loans to Crefisa, an affiliate of the Bank, at net book value for disposition purposes; however, during 2001 there were no sales of non-performing loans to Crefisa

      Historically, BSCH has contributed approximately 25% to 30% of the salaries of certain expatriate officers, including the Bank's President and Chief Executive Officer and three of the Bank's Executive Vice Presidents.

      BSCH and its affiliates had an aggregate of $963 million on deposit with the Bank as of December 31, 2001.

                         THE CORPORATION'S COMMON STOCK

      The stock performance graph presented below compares the cumulative total shareholder return of the Common Stock of Santander BanCorp (SBP) from January 1, 2001 to December 31,2001, with the cumulative total return of the S&P Small Regional Banks Index (SMBKRG) and the Puerto Rico Stock Index (PRSI). The graph represents $100 invested on January 1, 2001 at $19.25 per share as adjusted for the 10% stock dividend distributed in February 2000. The Board of Directors of the Bank acknowledges that the market price of the Common Stock is influenced by many factors and the Bank's performance is only one of those. The stock price shown in the graph is not necessarily indicative of future performance.

     -----------------------------------------------------------------------
             DATE         Santander   S&P Small Bank    PR Stock Index
     -----------------------------------------------------------------------
            8-Jan-99       100.00        100.00             100.00
           15-Jan-99       103.21         97.42             105.85
           22-Jan-99        98.00         96.48             104.97
           29-Jan-99        98.24         96.00              99.12
            5-Feb-99        98.24         91.86             101.76
           12-Feb-99        98.00         91.50              99.65
           19-Feb-99        94.23         91.31              98.16
           26-Feb-99        93.91         90.58              98.20
            5-Mar-99        92.14         92.70              99.63
           12-Mar-99        92.70         93.53              98.76
           19-Mar-99        95.03         92.81              95.70
           26-Mar-99        93.34         91.07              94.48
            2-Apr-99        93.34         90.80              93.07
            9-Apr-99        91.82         90.86              94.71
           16-Apr-99        93.02         95.94              97.18
           23-Apr-99        92.14         96.61              94.97
           30-Apr-99        91.58         96.69              93.76
            7-Apr-99        86.93         96.50              92.25
           14-Apr-99        91.02         95.77              90.78
           21-Apr-99        88.37         96.51              90.39
           28-Apr-99        85.16         94.13              90.32
            4-Jun-99        80.51         95.07              89.84
           11-Jun-99        81.64         93.11              88.10
           18-Jun-99        80.51         94.82              88.08
           25-Jun-99        81.96         95.92              88.90
            2-Jul-99        86.61         97.89              91.93
            9-Jul-99        88.37         97.83              91.61
           16-Jul-99        89.25         99.17              91.88
           23-Jul-99        88.61         97.24              89.78
           30-Jul-99        86.93         95.69              88.06
            6-Aug-99        83.96         94.29              84.57
           13-Aug-99        80.51         95.26              84.29
           20-Aug-99        80.51         95.51              85.59
           27-Aug-99        80.75         93.09              84.42
            3-Sep-99        81.07         93.17              83.56
           10-Sep-99        79.31         91.06              81.42
           17-Sep-99        78.75         88.54              78.81
           24-Sep-99        79.31         85.89              79.43
            1-Oct-99        78.75         86.80              82.07
            8-Oct-99        78.43         89.78              84.40
           15-Oct-99        78.99         87.23              84.12
           22-Oct-99        79.63         90.32              85.42
           29-Oct-99        83.40         93.78              87.33
            5-Nov-99        87.49         96.31              88.98
           12-Nov-99        80.75         95.02              89.60
           19-Nov-99        79.63         94.73              86.97
           26-Nov-99        79.31         91.65              83.58
            3-Dec-99        77.55         92.81              80.46
           10-Dec-99        77.55         87.53              78.64
           17-Dec-99        77.31         86.10              75.01
           24-Dec-99        74.66         85.69              74.27
           31-Dec-99        72.01         86.53              78.83
            7-Jan-00        72.33         82.62              73.16
           14-Jan-00        76.10         83.74              70.40
           21-Jan-00        82.20         81.06              70.76
           28-Jan-00        85.00         79.85              71.85
            4-Feb-00        80.19         80.95              74.17
           11-Feb-00        79.23         78.41              69.02
           18-Feb-00        71.85         75.74              66.28
           25-Feb-00        66.72         74.61              62.35
            3-Mar-00
           10-Mar-00

                  PROPOSAL TWO: INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

      The aggregate fees paid to Arthur Andersen LLP, the Corporation's independent public accountants during the year ended December 31, 2001, for professional services rendered for the audit of the Corporation's annual financial statements and for the reviews of the financial statements included in the Corporation's quarterly reports on Form 10-Q for that fiscal year were $606,200.

Financial Information Systems Design and Implementation Fees

      There were no fees paid by the Corporation during the year ended December 31, 2001 to Arthur Andersen LLP for professional services rendered for information technology services relating to financial information systems design and implementation.

All Other Fees

      The aggregate fees paid by the Corporation for services rendered by Arthur Andersen LLP, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," during the year ended December 31, 2001 were $164,829.

      The Board of Directors intends to retain the services of Arthur Andersen, LLP as the independent accountants of the Bank for the year 2002. Arthur Andersen, LLP has served as independent auditors of the Bank since 1985, when it was appointed by the Board of Directors.

      Representatives of Arthur Andersen, LLP will attend the Meeting and will be available to answer any questions that may arise; they will also have the opportunity to make a statement if they so desire.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN, LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

            PROPOSALS OF SECURITY HOLDERS TO BE PRESENTED AT THE 2003
                         ANNUAL MEETING OF STOCKHOLDERS

      Stockholders' proposals intended to be presented at the 2003 Annual Meeting of Stockholders must be received by the Corporate Secretary, at its principal executive offices, Banco Santander Puerto Rico, 207 Ponce de Leon Avenue, San Juan, Puerto Rico, 00918, not later than November 24, 2002 for inclusion in the Corporation's Proxy Statement and Form of Proxy relating to the 2003 Annual Meeting of Stockholders.

                         ANNUAL REPORT AND OTHER MATTERS

      Enclosed with this Proxy Statement is the Company's Annual Report to Shareholders including the Annual Report of Form 10-K and the consolidated financial statements of the Bank for the year ended December 31, 2001, duly certified by Arthur Andersen LLP as independent public accountants of the Bank. Such Annual Report to shareholders is not a part of these proxy solicitation materials.

      To avoid delays in ballot taking and counting, and in order to assure that your Proxy is voted in accordance with your wishes, compliance with the following instructions is respectfully requested: upon signing a Proxy as attorney, executor, administrator, trustee, guardian, authorized officer of a corporation, or on behalf of a minor, please give full title. If shares are in the name of more than one record holder, all should sign.

      Whether or not you plan to attend the Meeting, it is very important that your shares be represented and voted in the Meeting. Accordingly, you are urged to properly complete, sign, date and return your Proxy Card.

San Juan, Puerto Rico, March 26, 2002.    By Order of the Board of Directors


                                          /s/ Enrique R. Ubarri Baragano

                                          Enrique R. Ubarri Baragano, Esq.
                                          Secretary

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

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                                                              Please mark
                                                              your votes as |X|
                                                              indicated in
                                                              this example

1.To elect four (4) directors for a three-year term, ending on April 2005

           FOR all nominees                        WITHHOLD
           listed at right                         AUTHORITY
           (except as marked                       to vote for all
           to the contrary)                        nominees
                                                   listed at right

                |_|                                     |_|

2. To ratify the appointment of Arthur Andersen LLP as the Company's independent accountants for fiscal year 2002;

                   FOR          AGAINST         ABSTAIN

                   |_|            |_|             |_|

Nominees: 01 Benito Cantalapiedra, 02 Jose Ramon Gonzalez, 03 Roberto Valentin 04 Carlos M. Garcia

(Insert in the space provided below the names of those nominees for whom you do not wish to vote.)

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3. AT THEIR DISCRETION, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1 and
2. Please refer to instructions hereon.

By checking the box to the right, I consent to future access of the Annual Report, Proxy Statements, prospectuses and other communications electronically via the Internet. I understand that Santander BanCorp (the "Company") may no longer distribute printed materials to me for any future |_| stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield park, NJ 07660, and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN UNITED STATES, PUERTO RICO OR U.S. VIRGIN ISLANDS.

Signature___________________________Signature_____________________Date_________

Please sign exactly as your name appears hereon. When shares are held by joint tenants or by tenants in common, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, the president or other authorized officer should sign under the full corporate name and the position of such authorized officer should appear below the signature. If a partnership, please sign in partnership name by authorized person.
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                            ^ FOLD AND DETACH HERE ^

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

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                                SANTANDER BANCORP

          This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Mr. Richard Reiss and Ms. Maria Calero as Proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated on the reverse side all the shares of common stock of Santander BanCorp held on record by the undersigned on March 19, 2002, at the Annual Meeting of Shareholders to be held at The Bankers Club of Puerto Rico, Room D, 208 Munoz Rivera Avenue, Hato Rey, Puerto Rico, on April 30, 2002, at 10:00 a.m. or at any adjournments thereof, as follows:

                         (Continued on the reverse side)

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^


                                 ANNUAL MEETING
                                       OF
                               SANTANDER BANCORP

                          ----------------------------

                             Tuesday, April 30, 2002

                                   10:00 a.m.

                             San Juan, Puerto Rico

                               [GRAPHIC OMITTED]

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